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                          EXHIBIT 10.01

                                               Page 15 of 18 Pages
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                AGREEMENT RE: SCHEDULE 13D FILING

     Pursuant  to  Rule 13d-l(f) promulgated under the Securities

Exchange Act of 1934,  as amended, each of the undersigned agrees that the statement on Schedule  13D  to  which  this Agreement is attached as an exhibit is being filed on behalf of each of them.

     DATED this 29th day of July 1997.


                                    /s/ John B. Anderson
                                    John B. Anderson


                                    Cedar Development Co.


                                    By:  /s/ John B. Anderson
                                         John B. Anderson
                                    Its: President


                                    J.B.A. Investments, Inc.


                                    By:  /s/ John B. Anderson
                                         John B. Anderson
                                    Its: President


                                    Baby Grand Corp.


                                    By:  /s/ John B. Anderson
                                         John B. Anderson
                                    Its: President

                                              Page 16 of 18 Pages